Subsequent events	6 Months Ended
Jun. 30, 2021
Subsequent events
Subsequent events

30.    Subsequent events

Acquisition of Interconexión Eléctrica S.A. and financing sources

-	On June 23, 2021, Ecopetrol reported that the term of the Exclusivity Agreement that it signed with the Ministry of Finance and Public Credit, on February 12, and through which the process of Negotiation and due diligence activities for the potential acquisition of the outstanding shares held by the Ministry of Finance and Public Credit in Interconexión Eléctrica SA (“ISA”), equivalent to 51.4%, has been extended until August 31, 2021. Additionally, the Company has notified the Ministry of Finance and Public Credit of its decision not to condition the closing of the acquisition of ISA to the execution of a share issue. This decision is due to the favorable evolution of the financial situation of the Ecopetrol Group, which provides the flexibility to comply with the closing of the transaction through a loan with international banks, within the leverage parameters established in the business plan. The disbursement of said credit would be subject to the closing of the transaction.
-	Through Resolution 1484 of June 29, 2021, the Ministry of Finance and Public Credit authorized the management of the issuance and placement of bonds in the international capital market up to an amount of USD$1.4 billion, to finance opportunities organic growth and the ordinary course of their business. This resolution does not in itself constitute an authorization for the issuance of securities or a financing operation, therefore Ecopetrol must carry out all the necessary approval procedures before its Board of Directors and the Ministry of Finance and Public Credit to carry out eventual debt operations charged to this authorization.
-	On July 30, 2021, Ecopetrol reported that through Resolution 1824 of that same date, the Ministry of Finance and Public Credit authorized the contracting of a contingent credit line (“Committed Credit Line”) up to an amount of USD$1.2 billion. It will have 2 years of availability for disbursements, counted from the signing, with the following conditions: capital amortizable at maturity within a period of 3 years from the date of signing the contract and an interest rate of Libor (6M) + 125 basis points.
-	The Board of Directors of Ecopetrol, in a session on Friday, July 30, 2021, authorized the Company's Legal Representative to present a binding offer to the Ministry of Finance and Public Credit to acquire 51.4% of the outstanding shares of Interconexión Eléctrica S.A. E.S.P - ISA. Said offer was presented that same day within the terms approved by the Board of Directors.
-	On August 11, 2021, Ecopetrol signed the Inter-administrative Share Purchase Agreement with the Ministry of Finance and Public Credit (“MHCP”) (by its acronym in Spanish), through which the Company acquires 569,472,561 shares of Interconexión Eléctrica S.A. ESP (“ISA”), equivalent to 51.4% of the outstanding shares of this company, which represent 100% ownership of the MHCP in said company.
-	On August 13, 2021, the Ministry of Finance and Public Credit (“MHCP”) authorized Ecopetrol S.A. to enter into an external credit loan with international banks for up to four billion dollars (USD$ 4,000 million), whose exclusive purpose will be to finance the acquisition of 569,472,561 shares of Interconexión Eléctrica S.A. ESP (“ISA”) equivalent to 51.4% of its outstanding shares, which represents 100% of the stake that MHCP has in ISA. The lenders under the credit facility are Banco Santander, S.A., Citibank, N.A., JPMorgan Chase Bank, N.A. and The Bank of Nova Scotia, each with a 25% participation.
-	On August 20, 2021, the closing conditions of the Inter-Administrative Contract were satisfactorily met, the closing of the transaction took place with: i) the payment by Ecopetrol to the MHCP of the agreed price of COP$14,236,814 for all the shares, at COP 25,000 per share. Said payment was made in its equivalent in dollars of the United States of America for an amount of USD$3,673 million, using the representative market rate in force on the closing date of the transaction of COP$3,876.08/dollar; and ii) with the transfer of the shares to Ecopetrol S.A. as its new owner, and the respective entry in the ISA shareholders' book by the “Depósito Centralizado de Valores de Colombia S.A.”.
-	According to the transaction, Ecopetrol will measure the assets acquired and the liabilities assumed in proportion to its participation in accordance with the definitions of IFRS 3 - Business Combinations.In the financial statements as of September 30, 2021, Ecopetrol will have more information of the transaction to disclose according to the fair value measurement process.

Legal aspects generated from the Acquisition of Interconexión Eléctrica S.A.

-	On July 21, 2021, Ecopetrol was named as defendant within a public action (acción popular). The acción popular was filed with the First Section of the Administrative Tribunal of Cundinamarca by Fundación Defensa de la Información Legal y Oportunidad – Dilo Colombia (“Fundación Dilo”). The complaint sought, among other things, to prevent the MHCP from selling its ownership stake in ISA to Ecopetrol unless a competitive bid was undertaken. Accordingly, Fundación Dilo as plaintiff requested preliminary injunctive relief to suspend all actions aimed to close the Acquisition.
-	On July 28, 2021, Ecopetrol filed a statement in opposition to such request for preliminary injunctive relief and, on August 6, 2021, formally filed its response to the public action. In its response, Ecopetrol opposed the injunctive relief and the action popular on the grounds that the claim has no legal basis. In addition, Ecopetrol presented the technical, financial, and legal arguments that show that Fundación Dilo did not comply with the legal requirements for said preliminary injunctive relief measure to be granted. Ecopetrol argued that the potential sale of the Nation’s ownership in ISA does not contravene the Colombian legal regime. Furthermore, the consummation of the Acquisition is expected to generate benefits to both the Nation and Ecopetrol and does not threaten or contravene any of the collective rights invoked by the claimant. The MHCP also filed a similar response.
-	On September 14, 2021, the Colombian Judicial Branch issue two orders which have not been yet notified: 1) Denying the cautionary measure requested by the popular action and 2) setting date for the hearing agreement.
-	Because the ISA Acquisition was consummated on August 20, 2021, Ecopetrol does not expect the court to issue any injunction in connection with the public action.

Financing activities

Since June 30, 2021, Ecopetrol entered into the following financing agreements:

-	On August 17, 2021, the Company entered into the Acquisition Loan. The Acquisition Loan (i) is payable at maturity on August 18, 2023 and (ii) bears an interest rate of 3-month LIBOR + 80 basis points. On August 20, 2021, US$3,672,000,000 was disbursed under that Acquisition Loan in connection with the closing of the Acquisition of ISA.
-	On August 17, 2021, the Company also entered into a committed credit line for up to US$1,200,000,000 to finance general corporate purposes in the ordinary course of business, including the strengthening of our liquidity position in case of eventual organic growth opportunities, risk mitigation in connection with unexpected fluctuations in oil prices, and reduction of specific upcoming refinancing needs at flexible and competitive borrowing costs.

Ecopetrol Singapore Pte Ltd.

-	On July 1, 2021, Ecopetrol notified the constitution process conclude of Ecopetrol Singapore Pte Ltd., a company in which it will directly own 100% of its share capital. In turn, the aforementioned company will own 100% of the share capital of Ecopetrol Trading Asia Pte Ltd., whose main purpose will be the international commercialization of crude and refined products of the Ecopetrol Group and of third parties in Asia. Both companies will be domiciled in Singapore.

Approval for Ecopetrol issuance of shares

-	The Board of Directors of Ecopetrol S.A,, on August 27, 2021, approved the Issuance and Placement Regulations of the third round of the Program for the Issuance and Placement of ordinary shares, provided for in Law 1118 of 2006. Both the Regulations and other documentation required by law, will be submitted to be considered by the Superintendencia Financiera de Colombia with the purpose that said entity gives its authorization on the Program.

In accordance with the potential issuance or issuances carried out under the Program, the Nation will maintain at least 80% of the subscribed and outstanding capital of Ecopetrol, as defined by Law 1118 of 2006.

The Program includes a term of 5 years, within which Ecopetrol could carry out one or more share issues for the specific purpose of finance the execution of its corporate strategy and its energy transition plan, including: (i) projects for organic growth, (ii) opportunities for inorganic growth and (iii) the strengthening of Ecopetrol's financial position and/or the reduction of its liabilities.

The approvals given by the Board of Directors of Ecopetrol and by the Superintendencia Financiera de Colombia, related to the Program, will provide to the Company the option of capital management to development the energy transition strategy, and it cannot generate any commitments or obligations to offer shares. The issues within the framework of the Program will be subject to the existence of favorable market conditions for the placement.

Credit rating update

-	On August 31, 2021, Moody’s Investors Service re-affirmed rating at Baa3 for Ecopetrol S.A. but changed the outlook from stable to negative. On October 6, 2021, Moody’s Investors Service affirmed Colombia’s Baa2 sovereign rating and changed its outlook to stable from negative.

Tax Reform in Colombia

-	On September 7, 2021, Congress approved a new tax bill, which was sanctioned on September 14 and contains several modifications to the tax reform proposal that was withdrawn in May 2021, including mainly considerations of electronic billing process, complements for tax normalization in Colombia, incentives for economic reactivation and certain increases to current applicable income tax rates, which increases will become effective as of January 1, 2022. The effect in deferred tax is not material.

Investigations of control entities related to Refinería de Cartagena

-	On September 16, 2021, through a press release issued by the Office of Contraloría General de la República, Ecopetrol became aware that on August 26, 2021, the Ordinary Process of Fiscal Responsibility PRF-80011-2018-33300 was opened, claiming alleged damages of COP$942,795 consisting of: US$21 million in unidentified expenses related to the expansion and modernization project of Refinería de Cartagena and the remaining amount in financing funds not reflected in executed expenses. Upon obtaining knowledge of the abovementioned press release, the Refinería de Cartagena sent a communication to the control entity verifying the executed and planned expenses and requesting clarification as to what the control entity refers to as unidentified expenses to prepare the corresponding explanations.
-	The persons accused of alleged abuse of fiscal responsibility are the Chief Executive Officers as well as the Chief Financial Officers of the Refinería de Cartagena from 2014 to 2019, among whom is the current Chief Financial Officer of Ecopetrol. Except as noted above, the information related to the Process is reserved.